SUMMARY PROSPECTUS
Delaware VIP® Diversified Income Series — Standard Class

April 30, 2010

Before you invest, you may want to review the Series’ statutory prospectus, which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/vip/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Series’ statutory prospectus and statement of additional information, both dated April 30, 2010, are each incorporated by reference into this summary prospectus.

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Diversified Income Series seeks maximum long-term total return consistent with reasonable risk.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.62%
	Distribution and service (12b-1) fees	none
	Other expenses	0.11%
	Total annual series operating expenses	0.73%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$ 75
	3 years	$233
	5 years	$406
	10 years	$906

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 202% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in bonds allocated among four sectors of the fixed income market. These sectors include:

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the high yield sector, consisting of high yielding, higher risk, lower-rated, or unrated fixed income securities that we believe to be similarly rated, issued by U.S. companies. (These involve higher risks and are commonly known as “junk bonds.”)

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the investment grade sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

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the international developed markets sector, consisting of obligations of developed foreign governments, their agencies and instrumentalities, and other fixed income securities of issuers in developed foreign countries and denominated in foreign currencies in developed markets. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

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the emerging markets sector, consisting of obligations of governments in emerging markets, their agencies and instrumentalities, and other fixed income securities of issuers in emerging markets countries and denominated in foreign currencies in emerging markets. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

The Series’ investment manager, Delaware Management Company (Manager or we), determines the amount of the Series’ assets that will be allocated to each of the four sectors based on our analysis of economic and market conditions, and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series’ assets. The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 15% of its total assets. The Series will not invest more than 50% of its net assets in securities that are denominated in a foreign currency, but will limit its foreign currency exposure to no more than 25% of its net assets. The Series may experience a high portfolio turnover rate in using the strategies described above.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Other principal risks include:

Risk	Definition
Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Counterparty risk
The risk that if a series enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Credit risk	The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Risk	Definition
Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

High portfolio turnover risk	The risk that high portfolio turnover rates may increase the Series’ transaction costs and lower returns.
High yield risk
The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced credit-worthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Legislative and regulatory risk
The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures.

Liquidity risk
The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them, which may prevent the Manager from disposing of securities at a favorable time or price during periods of infrequent trading of such a security.

Prepayment risk
The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Valuation risk
The possibility that a less liquid secondary market, as described above, makes it more difficult for a series to obtain precise valuations of the high yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities.  As a result, a series’ performance may be affected during periods when it is difficult to value portfolio securities.

HOW HAS THE DELAWARE VIP® DIVERSIFIED INCOME SERIES PERFORMED?

The bar chart and table below can help you evaluate the risks of investing in the Series. The bar chart shows how annual returns for the Series’ shares have varied over the past six calendar years. The table shows the Series’ average annual returns for the 1-year, 5-year, and lifetime periods compared to a broad-based securities index. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 10.87% for the quarter ended June 30, 2009 and its lowest quarterly return was -4.10 for the quarter ended September 30, 2008.

Average annual returns for periods ended December 31, 2009

			Lifetime
	1 year	5 years	(05/16/03 to 12/31/09)
Delaware VIP® Diversified Income Series – Standard Class	26.96%	6.98%	7.33%
Barclays Capital U.S. Aggregate Index	5.93%	4.97%	4.42%
(reflects no deduction for fees, expenses, or taxes)

WHO MANAGES THE SERIES

Investment Manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Series
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2000
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager — International Debt	May 2007
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2007
Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	August 2007

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at NAV. Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

Shares of the Series must be purchased through variable annuity contracts or variable life insurance contracts (variable contracts). Because shares of the Series must be purchased through variable contracts, such distributions will be exempt from current taxation if left to accumulate within the variable contracts. You should refer to your contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SMPR-866 [12/09] DG3 15042 4/10	Investment Company Act File No. 811-05162